SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2005

JACUZZI BRANDS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-14557 (Commission File Number)	22-3568449 (IRS Employer Identification No.)

777 S. FLAGLER DRIVE, WEST TOWER, SUITE 1100, WEST PALM BEACH, FL (Address of Principal Executive Offices)	33401 (Zip Code)

Registrant’s telephone number, including area code: (561) 514-3838

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 Regulation FD

Item 7.01 Regulation FD Disclosure

On or about the date of this report, Jacuzzi Brands, Inc. (“Jacuzzi”) intends to provide the following information to investors and analysts:

On June 30, 2005, Jacuzzi completed the sale of its investment in Rexair, Inc. (“Rexair”) to Rhone Capital LLC in a transaction valued at $170 million. Jacuzzi received $149.2 million in cash and a 30% beneficial interest in Rexair’s new parent company. Jacuzzi used $97.4 million of the proceeds to retire its term loan and repay the balance of its asset-based credit facility. On July 1, 2005, Jacuzzi completed the sale of substantially all the assets of Eljer Plumbingware, Inc. (“Eljer”) to affiliates of Sun Capital Partners, Inc. In consideration, the buyers assumed certain liabilities of Eljer consisting primarily of long term retiree medical and life insurance benefits. For more detailed information related to the Rexair transaction, see the Rexair sale agreement included in Jacuzzi’s Current Report on Form 8-K filed on May 10, 2005 and the pro forma financial information included in Jacuzzi’s Current Report on Form 8-K filed on July 7, 2005. For more detailed information related to the Eljer transaction, see the Eljer sale agreement included in Jacuzzi’s Current Report on Form 8-K filed on May 25, 2005 and the pro forma financial information included in Jacuzzi’s Current Report on Form 8-K filed on July 8, 2005.

The following tables present pro forma financial information for Jacuzzi, giving pro forma effect to the Rexair and Eljer transactions. The pro forma adjustments column has been calculated in accordance with Article 11 of Regulation S-X. The unaudited pro forma balance sheet information as of April 2, 2005, the last day of Jacuzzi’s fiscal second quarter, presents Jacuzzi’s financial position as if the sales of Rexair and Eljer had occurred on that date. The unaudited pro forma consolidated statements of earnings information for the six months ended April 2, 2005 and for the fiscal year ended October 2, 2004 present Jacuzzi’s operating results as if the sales of Rexair and Eljer had occurred at the beginning of the periods presented. The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable under the circumstances. The unaudited pro forma consolidated information does not purport to represent what Jacuzzi’s results of operations or financial position would have been had this transaction occurred on the dates indicated, and do not necessarily project Jacuzzi’s financial position at any future date or Jacuzzi’s results of operations for any future period. This pro forma financial information should be read in conjunction with Jacuzzi’s 2004 Annual Report on Form 10-K, filed on December 10, 2004 and the pro forma financial information included in Jacuzzi’s Current Reports on Form 8-K filed on July 7, 2005 and July 8, 2005.

The purpose of this supplemental information filing is to show the pro forma combined effects of the Rexair and Eljer transactions on the financial information of Jacuzzi. Certain adjustments have been made to reflect the combined impact that these transactions have on the consolidated financial information when booked simultaneously versus on a stand-alone basis.

JACUZZI BRANDS, INC.
PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
FISCAL YEAR ENDED OCTOBER 2, 2004
(unaudited)
(in millions, except per share amounts)

		Pro forma
	Historical	Adjustments (2)	Pro forma
	(Restated) (1)
Net sales	$1,347.2	$(250.7)	$1,096.5
Operating costs and expenses:
Cost of products sold	934.3	(185.0)	749.3
Selling, general and administrative expenses	294.1	(50.5)	243.6
Restructuring charges	22.3	(19.4)	2.9

Operating income	96.5	4.2	100.7
Interest expense	(50.6)	4.0	(46.6)
Interest income	4.7	—	4.7
Other expense, net	(3.2)	3.9	0.7

Earnings before income taxes and discontinued operations	47.4	12.1	59.5
Provision for income taxes	(18.5)	(4.1)	(22.6)

Earnings from continuing operations	$28.9	$8.0	$36.9

Earnings per share from continuing operations
Basic	$0.39		$0.49
Diluted	$0.38		$0.49

Basic weighted-average shares	75.0		75.0
Diluted weighted-average shares	75.7		75.7

(1)	Earnings from continuing operations were restated to reflect the change in accounting for our investment in Spear & Jackson as a result of the increase in our ownership percentage. As a result, earnings from continuing operations for the year ended October 2, 2004 decreased by $0.2 million. Earnings per share from continuing operations were not impacted.

(2)	The pro forma adjustment column includes the disposition of Rexair, the disposition of Eljer and the pro forma adjustments on a combined basis related to these transactions, which were calculated in accordance with Article 11 of Regulation S-X.

JACUZZI BRANDS, INC.
PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
SIX MONTHS ENDED APRIL 2, 2005
(unaudited)
(in millions, except per share amounts)

		Pro forma
	Historical	Adjustments (1)	Pro forma
Net sales	$650.7	$(119.7)	$531.0
Operating costs and expenses:
Cost of products sold	455.7	(84.4)	371.3
Selling, general and administrative expenses	150.7	(23.6)	127.1
Restructuring charges	4.0	(1.9)	2.1

Operating income	40.3	(9.8)	30.5
Interest expense	(24.5)	0.3	(24.2)
Interest income	1.2	—	1.2
Other expense, net	(0.2)	1.4	1.2

Earnings before income taxes and discontinued operations	16.8	(8.1)	8.7
(Provision for) benefit from income taxes	(3.7)	2.7	(1.0)

Earnings from continuing operations	$13.1	$(5.4)	$7.7

Earnings per share from continuing operations
Basic	$0.17		$0.10
Diluted	$0.17		$0.10

Basic weighted-average shares	75.3		75.3
Diluted weighted-average shares	76.5		76.5

(1)	The pro forma adjustment column includes the disposition of Rexair, the disposition of Eljer and the pro forma adjustments on a combined basis related to these transactions, which were calculated in accordance with Article 11 of Regulation S-X.

JACUZZI BRANDS, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
APRIL 2, 2005
(unaudited)
(in millions)

		Pro forma
	Historical	Adjustments (1)	Pro forma

ASSETS

Current assets:
Cash and cash equivalents	$26.2	$36.0	$62.2
Trade receivables, net	244.9	(36.7)	208.2
Inventories	229.1	(41.0)	188.1
Deferred income taxes	30.0	(2.5)	27.5
Assets held for sale	2.6	—	2.6
Other current assets	39.4	2.5	41.9

Total current assets	572.2	(41.7)	530.5
Restricted cash collateral account	—	12.4	12.4
Property, plant and equipment, net	126.8	(20.3)	106.5
Pension assets	150.6	(4.5)	146.1
Insurance for asbestos claims	171.0	—	171.0
Goodwill	284.2	(52.5)	231.7
Other intangibles, net	59.1	(59.1)	—
Other non-current assets	28.7	3.2	31.9

TOTAL ASSETS	$1,392.6	$(162.5)	$1,230.1

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Notes payable	$20.2	$—	$20.2
Current maturities of long-term debt	29.7	(28.2)	1.5
Trade accounts payable	119.5	(9.5)	110.0
Income taxes payable	20.8	—	20.8
Accrued expenses and other current liabilities	121.3	(3.4)	117.9

Total current liabilities	311.5	(41.1)	270.4
Long-term debt	440.9	(57.4)	383.5
Deferred income taxes	23.3	(12.1)	11.2
Asbestos claims	171.0	—	171.0
Other non-current liabilities	134.5	(13.5)	121.0

Total liabilities	1,081.2	(124.1)	957.1
Commitments and contingencies
Stockholders’ equity	311.4	(38.4)	273.0

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,392.6	$(162.5)	$1,230.1

(1)	The pro forma adjustment column includes the disposition of Rexair, the disposition of Eljer and the pro forma adjustments on a combined basis related to these transactions, which were calculated in accordance with Article 11 of Regulation S-X.

The information in this Item 7.01 of this Form 8-K, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purposes, including the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information in this current report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JACUZZI BRANDS, INC.
Date: July 14, 2005	By:	/s/ Steven C. Barre
Senior Vice President and General Counsel